Exhibit 99.1

General Cannabis Announces

Preliminary 2018 Results and 2019 Outlook

DENVER, February 12, 2019 – General Cannabis Corp (OTCQX: CANN) (the “Company”), the comprehensive national resource to the regulated cannabis industry, today announced unaudited preliminary financial results for the year ended December 31, 2018.

Financial Highlights

The following table summarizes our unaudited preliminary results for 2018:

	Year ended December 31,
	2018	2017
	(Unaudited / Preliminary)*		Percent Change
Segment Revenues
Security	$2,602,000	$1,884,618	38%
Operations	1,719,000	1,265,072	36%
Marketing	279,000	239,605	16%
Finance	19,000	132,780	(86) %
	4,619,000	3,522,075	31%

Total costs and expenses	16,026,000	10,569,249	52%
Operating loss	(11,407,000)	(7,047,174)	62%

Other expense	5,567,000	1,173,677	374%
Net loss	$(16,974,000)	$(8,220,851)	106%

Loss per share – Basic and diluted	$(0.49)	$(0.40)

The following provides a condensed version of our 2018 approximate balance sheet:

	December 31,
	2018	2017
	(Unaudited / Preliminary)*		Percent Change
Total current assets	$8,987,000	$6,190,411	45%
Long-term assets	1,755,000	1,413,515	24%
Total assets	$10,742,000	$7,603,926	41%

Total liabilities	$6,191,000	$4,097,929	51%
Stockholders’ equity	4,551,000	3,505,997	30%
Total liabilities and stockholders’ equity	$10,742,000	$7,603,926	41%

* 2018 amounts are estimates, have not been audited, and are subject to change.

“Our fourth quarter and year-to-date 2018 estimated revenues mark record setting results for General Cannabis, while recording our third consecutive quarter of revenues over $1 million,” said Michael Feinsod, Interim Chief Executive Officer and Chairman of General Cannabis.  “Our Security segment continued to show consistent quarter-over-quarter growth, while our Operations segment’s 2018 estimated revenues grew 36% year-over-year, and 93% in the fourth quarter compared to the third quarter.”

“Our security business completed several initiatives in 2018, including further expansion into the California market, adjusting bill rates to sustainable, profitable levels, and implementing new hiring and retention programs to better manage personnel costs,” said Joe Hodas, Chief Operating Officer of General Cannabis.  “In addition to continuing to provide cultivation management services, our operations consulting business also accomplished several goals in 2018, including completing several successful license applications, expanding equipment sales, and developing an on-line platform for additional product and equipment sales.”

“We continue to invest in our infrastructure in order to better serve our current customers and position General Cannabis for expansion through organic growth and acquisition,” said Brian Andrews, Chief Financial Officer of General Cannabis.  “In 2019, we are assertively pursuing a variety of opportunities, including loans to and investments in high-growth potential companies in the cannabis industry, acquisitions, and continued organic growth.”

Michael Feinsod stated “We operate in a rapidly evolving and highly regulated industry.  We have been and will continue to be aggressive in executing acquisitions and other opportunities that we believe will benefit General Cannabis in the long term.  We plan to leverage our breadth of services and resources to continue to deliver comprehensive, integrated solutions to the cannabis industry – from capital needs, to operations and compliance consulting, to security, to apparel and marketing.”

For our most recent SEC filings, visit us at www.generalcann.com.

Preliminary Financial Information

The preliminary financial results set forth in this release are unaudited preliminary numbers that are subject to change.  The Company has not completed its year end closing and review process, or the audit of its financial statements by its independent registered public accounting firm.  The final results as of and for the three and twelve months ended December 31, 2018, may vary materially from the unaudited preliminary information in this press release.

2019 Outlook

Our growth strategy for 2019 is as follows:

Security – Includes (a) continued expansion in California, (b) video surveillance, (c) guard training, and (d) implementing compliant security services for companies who recently obtained licenses.  We are also considering growth through acquisition, as well as expansion into new markets.

Operations – Includes (a) expanding our wholesale equipment and supply business to companies beyond our consulting clients via an online sales portal; (b) selling standard operating procedures through an online sales portal; and (c) pursuing opportunities to own and operate our own cannabis grow facility and dispensaries.  We also continue to assess acquisition targets that are complementary or expansive to our consulting business.

Marketing – Includes pursuing relationships with non-cannabis national and regional apparel retailers and distributors, as well as expanding our product line nationwide within the cannabis industry.  We are also actively identifying and evaluating acquisition targets within the apparel and consumer goods space.

Finance – Includes (a) expanding our portfolio of loans, (b) potentially launching a loan origination and servicing business, and (c) investing in high-growth potential companies within the cannabis industry.

Retail – We are opening a CBD retail store in Long Island, NY, offering a curated collection of high quality CBD products for athletes and general wellness.  Our future plans include, where allowed, expanding the retail concept nationwide, mail order sales, and partnering with other retailers.

About General Cannabis Corp

General Cannabis Corp is the comprehensive national resource for the highest quality service providers available to the regulated cannabis industry. We are a trusted partner to the cultivation, production and retail sides of the cannabis business. We do this through a combination of strong operating divisions such as security, marketing, operational consulting and products, real estate and financing. As a synergistic holding company, our divisions are able to leverage the strengths of each other, as well as a larger balance sheet, to succeed. Our website address is www.generalcann.com.

Forward-looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended related to our preliminary financial results, including for the full fiscal year ended December 31, 2018, as well as our expectations for future financial trends and performance of our business and our strategy in future periods.   Such forward-looking statements include statements regarding future events or our future performance or financial condition ; statements regarding investment in our infrastructure in order to position General Cannabis for expansion through organic growth and acquisition; statements regarding assertively pursuing a variety of opportunities, including loans to and investments in high-growth potential companies in the cannabis industry, acquisitions, and continued organic growth; statements regarding our model showing promise as the legislative landscape changes throughout the United States; statements regarding our teams being well positioned, capable and prepared to assist both new entrants and mature operations throughout the industry; statements regarding being aggressive in executing acquisitions and other opportunities; statements regarding leveraging our breadth of services and resources to continue to deliver comprehensive, integrated solutions to the cannabis industry; statements regarding continuing to be aggressive in executing acquisitions and other opportunities; and statements regarding our growth strategy for 2019.

Any statements that are not statements of historical fact, such as the statements described above, should be considered forward-looking statements.  Some of these statements may be identified by the use of the words “may,” “will,” “believes,” “plans,” “anticipates,” “expects” and similar expressions.  We cannot assure you that future developments affecting us will be those that we have anticipated. Important risks and uncertainties that could cause actual results to differ materially from our expectations include, among others, that the preliminary results for the fiscal year ended December 31, 2018 are subject to change pending the completion of the Company’s audit of its financial statements for fiscal 2018. General Cannabis has based these forward-looking statements on current expectations and projections about future events as of the date of this press release.  These forward-looking statements are not guarantees of future performance, conditions or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as result of a number of factors, including those described from time to time in General Cannabis’s most recent Quarterly Report on Form 10-Q under the heading “Risk Factors” and in subsequent filings with the Securities and Exchange Commission. General Cannabis undertakes no duty to update any forward-looking statements made herein.

Contact

Joe Hodas

COO, General Cannabis Corp

(303) 759-1300